UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2021

VIRGINIA NATIONAL BANKSHARES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-40305	46-2331578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

404 People Place Charlottesville, Virginia		22911
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (434) 817-8621

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common StockVABKThe Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 1, 2021, Virginia National Bankshares Corporation (“Virginia National”) filed a Form 8-K reporting the completion of its acquisition of Fauquier Bankshares, Inc. (“Fauquier”) effective on April 1, 2021.  In that filing, Virginia National indicated that it would amend the Form 8-K at a later date to include the financial information required by Item 9.01 of Form 8-K.  This amendment to Virginia National’s April 1, 2021 Form 8-K is being filed to provide such financial information, which is attached to this report as Exhibits 99.1 and 99.2.

Item 9.01Financial Statements and Exhibits.

(a) Financial statements of the businesses acquired.

The audited consolidated balance sheets of Fauquier as of December 31, 2020 and 2019, and the related audited consolidated statements of operations, comprehensive income, changes in shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2020, and the related notes and report of independent registered public accounting firm thereto, are attached hereto as Exhibit 99.1 and incorporated by reference herein (collectively, the “Fauquier Audited Financial Information”).

(b) Pro forma financial information.

The Virginia National and Fauquier unaudited pro forma condensed combined balance sheet as of December 31, 2020, and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2020, and the related notes to the unaudited pro forma condensed combined financial information, are attached hereto as Exhibit 99.2 and incorporated by reference herein (collectively, the “Virginia National-Fauquier Pro Forma Financial Information”).

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

23.1	Consent of Brown Edwards, LLP

99.1	Fauquier Audited Financial Information

99.2	Virginia National-Fauquier Pro Forma Financial Information

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA NATIONAL BANKSHARES CORPORATION

Dated: June 16, 2021	By:	/s/ Tara Y. Harrison
Tara Y. Harrison
Executive Vice President and Chief Financial Officer